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                                                                EXHIBIT - 10.19


                                PROMISSORY NOTE
Cdn $ 157,500                                                  February 13, 1998
                                                                Gurnee, Illinois


     FOR VALUE RECEIVED, Herbert H. SWINBURNES, Jr. and Carol S. Swinburne (collectively, the "SWINBURNES"), each jointly and severally promise to pay to the order of TeleHub Communications Corporation, a Nevada corporation, together with its successors and assignees (the "PAYEE"), the aggregate principal sum of one hundred fifty-seven thousand and five hundred Canadian dollars (Cdn$157,500) (the "PRINCIPAL"), interest-free, on the first anniversary of this Note (the "PAYMENT DATE"), which Payment Date may be extended for an additional term, not to exceed one year, at the sole discretion and upon the written consent of Payee.

     1. Method of Payment. All payments of Principal shall be payable in lawful currency of Canada at such place as Payee may from time to time designate in writing, and, in the absence of such direction, at TeleHub Communications Corporation, 2033 N. Main Street, Suite 340, Walnut Creek, California 94596.

     2. Default. The occurrence of any one or more of the following events shall constitute an Event of Default: (a) any failure to make due and punctual payment of any installment of Principal on this Note as and when due and payable and continuance of any such failure for a period of ten days; (b) any failure of the undersigned to pay the principal of or any premium or installment of interest on any other indebtedness for borrowed money for which the undersigned, either alone or jointly with others, is or may be liable or the happening of any other event in respect of any such other indebtedness which shall have resulted in such indebtedness having been declared due and payable prior to the stated maturity thereof; (c) the death of either of the undersigned; (d) the commencement of any proceedings by or against either of the undersigned under the United States Bankruptcy Code or any similar federal or state law of the United States, Canada or any other jurisdiction; (e) the appointment of a receiver, trustee, liquidator, or conservator of either of the undersigned or of the whole or any substantial part of the property of either of the undersigned;
(f) the commencement of foreclosure or other proceedings, whether by judicial action, self-help, repossession, or any other method, by any creditor of either of the undersigned against any substantial part of the property of either of the undersigned; (g) the occurrence of any other event which, in Payee's opinion, constitutes a material adverse effect on the business operations or financial condition of either of the undersigned; (h) the termination for or without cause of Herbert H. Swinburne's employment with TeleHub Network Services Corporation or TeleHub Communications Corporation or any subsidiary, parent, or affiliate of either TeleHub entity; (i) the sale of the Swinburnes' property located at 2112 Pine View Drive, Oakville, Ontario, Canada, L6H5M4 (the "REAL ESTATE"); or (j) the undersigned's failure to perform or default in the performance of any covenant, condition, or agreement contained in this Note.




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     3. Remedies Upon an Event of Default. (a) If an Event of Default shall occur, the outstanding Principal shall, at Payee's option, become immediately due and payable without presentment, demand, notice, declaration, acceleration, protest or other requirements of any kind, all of which are hereby expressly waived by the undersigned, and Payee shall have all of the rights and remedies conferred upon Payee at law or in equity, including, but not limited to, Payee's right to set off any amount due or to become due to Payee, by virtue of this Note or any other obligation of the undersigned, against any other amount at any time due from Payee to the undersigned, and against any claim of the undersigned against Payee, including but not limited to, any bonuses, salary, reimbursements, or stock grants, options, or warrants, claimed due from Payee by either or both of the Swinburnes.

     (b) If this Note is placed in the hands of an attorney for collection after maturity, or upon default, or if proceedings at law, in equity, or bankruptcy, receivership or other legal proceedings are instituted or threatened in connection herewith, or if Payee is made a party to any such proceeding, or if this Note is placed in the hands of an attorney to enforce any of the rights or requirements contained herein or other instruments given as security for, or related to, the indebtedness evidenced hereby, the undersigned shall pay all costs of collecting or attempting to collect this Note, or of protecting or enforcing such rights, including without limitation, attorneys' fees (whether or not suit is brought), in addition to all Principal and other amounts payable hereunder.

     4. Waiver. If Payee (a) grants any extension of time or forbearance with respect to the payment of any of the indebtedness evidenced by this Note; (b) takes any security for the payment hereof; (c) waives or fails to exercise any right granted herein; or (d) agrees or consents that any of the agreement, obligations, terms, provisions and conditions hereof may be amended or modified, then and in any such event, such act or omission to act shall not release, discharge, modify, change or affect the liability under this Note, and any such act or omission to act shall not release the undersigned under any agreement, obligation, term, provision or condition of this Note, nor preclude Payee from exercising any right, power, or privilege herein granted or otherwise. No right or remedy of Payee shall be exclusive of, but shall be in addition to every other right or remedy now or hereafter existing at law or in equity. No delay in exercising, or omission to exercise, any right or remedy accruing on any default shall impair any such right or remedy, or shall be construed to be a waiver of any such right or remedy, or acquiescence in such default, nor shall it affect any subsequent default of the same or a different nature. The undersigned hereby waives and renounces any and all homestead exemption rights and the benefits of all valuation and appraisement privileges as against this debt or any renewal or extension hereof.

     5. Optional Prepayment. All or part of the outstanding Principal amount evidenced by this Note may be prepaid at any time and from time to time without premium or penalty.

     6. Waiver of Notice of Dishonor, Etc. The undersigned and all endorsers, guarantors and all persons liable or to become liable on this Note severally waive presentment for payment, protest and demand, notice of dishonor, notice of demand, notice of protest and notice of nonpayment.


                           Swinburne Promissory Note
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     7. Limitations on Liens. Without the Payee's prior written consent, the undersigned will not create, incur, or suffer to exist any lien, pledge, charge, privilege, security interest, mortgage, hypothecation or other encumbrance (collectively, the "LIENS") upon the undersigned's right, title, and interest in the Real Estate; provided, however, that the following Liens shall be permitted:

     (a) Liens existing on the Real Estate on the date of this Note;

     (b) Liens imposed by governmental authorities for taxes, assessments, or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings;

     (c) statutory liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen or other like Liens arising by operation of law provided that the underlying obligations are not overdue for a period of more than 30 days; and

     (d) easements, rights-of-way, zoning, similar restrictions, and other similar encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the Real Estate.

     8. Obligations and Rights of Successors. This Note and all obligations and rights hereunder shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, successors and assigns of the undersigned and Payee.

     9. Choice of Law. This Note shall be governed by and construed under the laws of the State of Illinois without giving effect to the conflict of laws provisions thereof.

     10. Modification and Amendments. No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

     11. Power of Attorney. The undersigned hereby authorizes, irrevocably, any attorney of any Court of Record to appear for the undersigned in such Court if this Note is not paid when due, and at any time thereafter, to confess judgment, without process, in favor of Payee, for such amount as may appear to be due and unpaid thereon, together with reasonable costs of collection, including reasonable attorney's fees, and to waive and release all errors which may intervene in any such proceeding, and consent to immediate execution upon such judgment, hereby ratifying and confirming all that said attorney may do by virtue hereof.

     12. Severability. If any provision of this Note is held by a court or arbitrator of competent jurisdiction not enforceable to its full extent, then such provision shall be enforced to the maximum extent permitted by law, and such scope may be modified by such court or arbitrator accordingly, and the whole of such provision shall not thereby fail, but the scope of such provision shall be curtailed only to the extent necessary to conform to the law.

                           Swinburne Promissory Note
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PRIOR TO SIGNING THIS NOTE, THE UNDERSIGNED HAVE READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE. THE UNDERSIGNED AGREE TO THE TERMS OF THE NOTE AND ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THE NOTE.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Note as of the date first above written.

Telehub Communications Corporation:





/s/ Don Sledge                             /s/ Herbert H. Swinburne, Jr.
----------------------------               -------------------------------------
Don Sledge                                 Herbert H. Swinburne, Jr.


                                           /s/ Carol S. Swinburne
                                           -------------------------------------
                                           Carol S. Swinburne











                           Swinburne Promissory Note
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